UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 12, 2010
Bank of Commerce Holdings

California	0-25135	94-2823865

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File	Identification Number)
Number)

1901 Churn Creek Road
Redding, California		96002

(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (530) 772-3952
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c ))

Item 2.02	Results of Operations and Financial Condition.
During the week of March 15 through March 22, 2010, Patrick J. Moty, President & CEO, and Samuel D. Jimenez, Senior Vice President & Chief Financial Officer of Bank of Commerce Holdings, will be presenting the Company’s business strategies and financial performance to potential investors in the Company’s Common Stock. The full text of the investor presentation concerning the foregoing is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.
During the week of March 15 through March 22, 2010, Patrick J. Moty, President & CEO, and Samuel D. Jimenez, Senior Vice President & Chief Financial Officer of Bank of Commerce Holdings, will be presenting the Company’s business strategies and financial performance to potential investors in the Company’s Common Stock. The full text of the investor presentation concerning the foregoing is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
( d) Exhibits

Exhibit
Number	Description

99.1	Investor Presentation dated March 12, 2010
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 12, 2010	/s/ Samuel D. Jimenez

By: Samuel D. Jimenez
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Investor Presentation dated March 12, 2010 (furnished herewith).

3